UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 26, 2010

MoneyGram International, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-31950	16-1690064
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1550 Utica Avenue South, Suite 100, Minneapolis, Minnesota		55416
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	952-591-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described below in Item 5.07, at the 2010 Annual Meeting of Stockholders of MoneyGram International, Inc. (the “Company”), the Company’s stockholders approved amendments to the MoneyGram International, Inc. 2005 Omnibus Incentive Plan (as so amended, the “Omnibus Plan”) in order to (i) increase the aggregate number of shares that may be granted under the Omnibus Plan to an eligible person in any calendar year from 10 million to 12 million shares, (ii) include an additional provision for limitations on performance awards that are denominated in shares in order to ensure exemption from Section 162(m) of the Internal Revenue Code of 1986, as amended, and (iii) provide clarification regarding the limitation on performance awards that are denominated in cash.

A description of the material terms of the Omnibus Plan was included in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission (SEC) on April 26, 2010. In addition, the foregoing summary is qualified in its entirety by reference to the full text of the Omnibus Plan, which is attached as Exhibit 10.01 to the Company’s Current Report on Form 8-K filed with the SEC on February 22, 2010 and incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its 2010 Annual Meeting of Stockholders on May 26, 2010. The following matters were voted on by the Company’s stockholders and received the following votes:

Proposal 1. The Company’s stockholders elected the following individuals to serve as directors of the Company for a one year term expiring at the Company’s 2011 annual meeting of stockholders:

Nominee	For	Against	Abstain	Broker Non-Votes
J. Coley Clark	453,402,219	1,745,312	110,142	14,322,452
Victor W. Dahir	453,417,190	1,725,878	114,605	14,322,452
Thomas M. Hagerty	450,304,210	4,841,407	112,056	14,322,452
Scott L. Jaeckel	432,574,949	22,581,089	101,635	14,322,452
Seth W. Lawry	432,590,183	22,565,088	102,402	14,322,452
Ann Mather	453,399,058	1,755,497	103,118	14,322,452
Pamela H. Patsley	450,377,530	4,787,568	92,575	14,322,452
Ganesh B. Rao	450,275,207	4,876,185	106,281	14,322,452
W. Bruce Turner	453,407,833	1,752,279	97,561	14,322,452

Proposal 2. The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

For	Against	Abstain
468,964,751	456,042	159,332

Proposal 3. The Company’s stockholders approved the proposed amendments to the MoneyGram International, Inc. 2005 Omnibus Incentive Plan (as described in Item 5.02 above).

For	Against	Abstain	Broker Non-Votes
443,481,426	9,380,762	2,395,485	14,322,452

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1	MoneyGram International, Inc. 2005 Omnibus Incentive Plan, as amended (Incorporated by reference from Exhibit 10.01 to MoneyGram International, Inc.’s Current Report on Form 8-K filed on February 22, 2010).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MoneyGram International, Inc.

June 2, 2010	By:	/s/ Timothy C. Everett

Name: Timothy C. Everett
Title: Executive Vice President, General Counsel and Secretary